                                                                  EX- 99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 5, 2004                   /s/ Lloyd A. Wennlund
     ---------------------------------    --------------------------------------
                                          Lloyd A. Wennlund, President
                                          (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                  EX- 99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Brian P. Ovaert, Treasurer/Chief Financial Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 5, 2004                   /s/ Brian P. Ovaert
     ---------------------------------    --------------------------------------
                                          Brian P. Ovaert, Treasurer
                                          (Chief Financial Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.